Commitments and Contingencies - Future Minimum Lease Payments under Non-Cancelable Operating Leases (Detail) $ in Thousands	May 31, 2019 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2020	$ 360,972
2021	337,751
2022	297,379
2023	212,814
2024	143,899
Thereafter	162,882
Operating Leases, Future Minimum Payments Due, Total	$ 1,515,697